Related-Party Transactions	12 Months Ended
Dec. 31, 2025
EBP Zoetis Savings Plan
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party Transactions	Related-Party Transactions
Certain Plan investments held by the Plan at December 31, 2025 and 2024, were units of the T. Rowe Price Stable Value Common Trust Fund and were managed by Bank of America. Bank of America serves as the trustee of the Plan, and therefore, transactions involving these investments are considered party-in-interest transactions.
The Plan invests in shares of the Company. The Company is the Plan sponsor, and therefore, these transactions qualify as party-in-interest transactions. At December 31, 2025 and 2024, the Plan held Zoetis common stock valued at $107.5 million and $160.9 million, respectively. For the year ended December 31, 2025, the Plan purchased Zoetis common stock with a fair value of approximately $16.7 million and sold Zoetis common stock with a fair value of approximately $34.4 million. For the year ended December 31, 2024, the Plan purchased Zoetis common stock with a fair value of approximately $24.8 million and sold Zoetis common stock with a fair value of approximately $37.1 million.
At December 31, 2025 and 2024, the Plan had notes receivable from participants of approximately $15.1 million and $14.8 million, respectively. These transactions are considered parties-in-interest transactions.
The Plan paid certain expenses related to plan operations and investment activity to Bank of America, these transactions are party-in-interest transactions under ERISA and are not material in any period presented.